Income Taxes (Details 2) - USD ($)	Dec. 31, 2017	Jun. 30, 2017	Jun. 30, 2016
Deferred tax assets
Allowance for doubtful accounts	$ 333,000	$ 106,000	$ 112,000
Stock-based compensation	687,000	790,000	735,000
Net operating loss	1,316,000	1,464,000	3,752,000
Total deferred tax assets	2,336,000	2,360,000	4,599,000
Valuation allowance	(512,900)	(1,610,600)	(4,599,000)
Deferred tax assets, net - long-term	$ 1,823,100	$ 749,400